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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)  March 30, 2007
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                  Securitisation Advisory Services Pty Limited
                         Medallion Trust Series 2007-1G
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             (Exact Name of Registrant as Specified in its Charter)

                                    Australia
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                 (State or Other Jurisdiction of Incorporation)

         333-136516                                 Not Applicable
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 (Commission File Numbers)   (Registrant's I.R.S. Employer Identification Nos.)

           Level 7, 48 Martin Place
          Sydney, NSW 2000 Australia                       Not Applicable
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   (Address of Principal Executive Offices)                  (Zip Code)

                               (011) 612-9378-5293
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER EVENTS.

   The financial statements of Genworth Financial Mortgage Insurance Pty Ltd as
of December 31, 2006 and 2005 for each of the years in the three-year period ended December 31, 2006, which are included as exhibits to the Current Report on
Form 8-K filed by Genworth Financial Inc. with the Securities and Exchange
Commission on March 15, 2007, are incorporated by reference in this Form 8-K and in the preliminary prospectus supplement (the "Preliminary Prospectus
Supplement") relating to the Medallion Trust Series 2007-1G.

   In connection with the issuance of the notes, the Registrant is filing herewith the consent of KPMG ("KPMG") to the use of their name and the incorporation by reference of their report in the Registration Statement of the
Registrant (Registration No. 333-136516) and in the Preliminary Prospectus
Supplement referred to above related to the issuance of the notes. The consent of KPMG is attached hereto as Exhibit 23.1.

ITEM 9.01.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (99)   Not applicable.

         (99)   Not applicable.

         (99)   Exhibits:

         23.1   Consent of KPMG

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 30, 2007                        SECURITISATION ADVISORY SERVICES
                                      PTY LIMITED

                                      By: /s/ Bradley Milson
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                                          Name: Bradley Milson
                                          Title: Attorney

                                  EXHIBIT INDEX

EXHIBIT NO:          DESCRIPTION:

   23.1              Consent of KPMG